UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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NEUBASE THERAPEUTICS, INC.

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NeuBase Therapeutics, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on September 8, 2022 For Stockholders of record as of July 15, 2022 Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. NeuBase Therapeutics, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Thursday, September 8, 2022 8:30 AM, Eastern Time Annual meeting to be held live via the Internet Please visit www.proxydocs.com/NBSE for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/NBSE SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/NBSE TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/NBSE If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before August 29, 2022. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/NBSE To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903

NeuBase Therapeutics, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect two Class II directors, Dietrich Stephan, Ph.D. and Gerry J. McDougall, nominated by our Board of Directors, to serve until our 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified 1.01 Dietrich Stephan Ph.D. 1.02 Gerry J. McDougall 2. Ratify the selection by the Audit Committee of the Board of Directors of Marcum LLP as the Company's independent registered public accounting firm for its fiscal year ending September 30, 2022 3. Advisory vote to approve named executive officer compensation 4. Approval of a series of alternate amendments to the Company's amended and restated certificate of incorporation to effect, at the discretion of the Company's Board of Directors, a reverse split of the Company's common stock, whereby each outstanding 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19 or 20 shares would be combined, converted and changed into one share of common stock. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4